UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 27, 2004

                              ATLANTIC REALTY TRUST
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

            MARYLAND                     0-27562                13-3849655
            --------                     -------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                      747 THIRD AVENUE, NEW YORK, NY 10017
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 702-8561




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 27, 2004, Atlantic Realty Trust, a Maryland real estate investment trust (the "TRUST"), on the one hand, and High Rise Capital Management, L.P., a Delaware limited partnership ("HRCM"), High Rise Capital Advisors, L.L.C., a Delaware limited liability company ("HRCA"), Bridge Realty Advisors, L.L.C., a Delaware limited liability company ("BRIDGE"), Zankel Management GP, L.L.C., a Delaware limited liability company ("ZANKEL MANAGEMENT"), Cedar Bridge Realty Fund, L.P., a Delaware limited partnership ("CEDAR BRIDGE REALTY"), Cedar Bridge Institutional Fund, L.P., a Delaware limited partnership ("CEDAR BRIDGE INSTITUTIONAL"), Arthur Zankel ("ZANKEL") and David O'Connor ("O'CONNOR"), on the other hand (each of HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty, Cedar Bridge Institutional, Zankel and O'Connor are referred to herein, collectively, as "HIGH RISE") entered into a Standstill Agreement (the "STANDSTILL AGREEMENT") in the form attached hereto as
Exhibit 99.1.

         Pursuant to the terms of the Standstill Agreement, High Rise agreed, among other things, not to directly or indirectly (or cause their affiliates to)
(i) acquire any shares of the Trust in excess of 14.2% of the total number of shares of the Trust that are issued and outstanding, (ii) acquire any subsidiary or assets or properties of the Trust (including by way of a fundamental transaction with the Trust, such as a tender offer, business combination, merger or other consolidation), (iii) make any solicitation of proxies to vote any voting securities of the Trust, (iv) form or join a group (other than a group comprised of affiliates) in connection with the foregoing or (v) disclose any intention, plan or arrangement inconsistent with the foregoing.

         High Rise further agreed to vote any Excess Shares (as defined in the Standstill Agreement) in accordance with the recommendation of the board of trustees of the Trust.

         Subject to the terms and conditions of the Standstill Agreement, the Trust granted (i) to Cedar Bridge Realty and Cedar Bridge Institutional a waiver of certain provisions of the organizational documents of the Trust with respect to the Excess Shares held directly and Constructively Owned (as defined in the Standstill Agreement) by them and (ii) to HRCM, HRCA, Bridge, Zankel Management, Zankel and O'Connor a waiver with respect to the Excess Shares Constructively Owned by them in respect of the direct ownership of shares by Cedar Bridge Realty and Cedar Bridge Institutional. The waiver is effective only with respect to Excess Shares that in the aggregate do not exceed 4.4% of the total number of shares of the Trust that are currently issued and outstanding. The waiver is conditioned upon the continuing accuracy of the representations and warranties of High Rise set forth in the Standstill Agreement and upon such waiver otherwise not causing the Trust to fail to qualify as a REIT for income tax purposes.

         The description of the Standstill Agreement contained herein is qualified in its entirety by reference to the form of Standstill Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Form of Standstill Agreement, dated as of January 27, 2004, by and among the Trust and High Rise.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATLANTIC REALTY TRUST


                                     By: /s/Joel M. Pashcow
                                         ---------------------------------------
                                         Joel M. Pashcow

February 6, 2004